LOOMIS SAYLES MID CAP GROWTH FUND

    Supplement dated August 23, 2004 to the Loomis Sayles Funds Institutional Prospectus dated February 1, 2004, as may be supplemented from time to time

Effective August 20, 2004, CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the distributor for Loomis Sayles Mid Cap Growth Fund (the "Fund"), will no longer accept new investments in the Fund, either from current or new shareholders.

On August 20, 2004, the Board of Trustees of Loomis Sayles Funds I, upon the recommendation of Loomis, Sayles & Company, L.P., Adviser to the Fund, approved a plan to liquidate the Fund, such liquidation to take place on a date determined by the officers of the Fund provided that all outstanding shares held by any unaffiliated shareholders have been redeemed by such date (the "Liquidation Date").

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under "How to Redeem Shares" in the Fund's Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges set forth in the Fund's Prospectus, for Institutional Class shares of any other Loomis Sayles Fund that offers Institutional Class shares, for Class Y shares of any other Loomis Sayles Fund or CDC Nvest Fund that offers Class Y shares or for Class A shares of CDC Nvest Cash Management Trust, a money market fund that is advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles, as described under "How to Exchange Shares" in the Fund's Prospectus. For federal income tax purposes, an exchange of Fund shares for shares of another Loomis Sayles Fund or a CDC Nvest Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax advisor for more information on his or her own situation.




                                                                   M-LSSP17-1104